Financial instruments risk	12 Months Ended
Dec. 31, 2025
Financial instruments risk [Abstract]
Financial instruments risk
24	Financial instruments risk

Risk management objectives and policies

Grupo TMM is exposed to various risks in relation to financial instruments. The Company’s financial assets and liabilities by category are summarized in Note 12. The main types of risks are market risk, credit risk and liquidity risk.

The Company’s risk management is coordinated at its headquarters, in close cooperation with the board of directors, and focuses on actively securing short to medium-term cash flows by minimizing the exposure to volatile financial markets.

The Company does not actively engage in the trading of financial assets for speculative purposes nor does it write options. The most significant financial risk to which the Company is exposed are described below:

Market risk

Currency risk

The monetary position for Grupo TMM may be materially affected by variances in the exchange rate between the US dollar and the Mexican peso due to the Company’s significant operations in Mexico. The Company does not cover this exposure. Grupo TMM minimizes its exposure effects in foreign currency by contracting financial debt in Mexican pesos.

Grupo TMM also faces transactional currency exposure. This exposure derives from sales and acquisitions made in currencies other than Mexican pesos, Grupo TMM’s functional currency. As of December 31, 2025 and 2024, approximately 90% and 73% of Grupo TMM’s sales are denominated in US dollars, respectively while approximately 49% and 35% of the costs and expenses for both years are denominated in US dollars.

As of December 31, 2025 and 2024, the Company held monetary assets and liabilities denominated in foreign currencies other than the Mexican peso, translated at the corresponding interbank exchange rate as related to the Mexican peso, as follows:

	2025	2024
US dollars
Assets	$60,571	$40,494
Liabilities	(96,794)	(54,673)
	$(36,223)	$(14,179)

As of July 1, 2026, December 31, 2025 and 2024, the exchange rate was Ps17.4693, Ps17.9528 and Ps20.5103 per US dollar, respectively.

As of December 31, 2025 and 2024, the balance of monetary assets and liabilities denominated in currencies other than the Mexican peso or the US dollar is not significant.

Sensitivity analysis

The following table shows for the years ended December 31, 2025 and 2024 the sensitivity in profit or loss related to the financial assets and liabilities of Grupo TMM and the exchange rate; US dollar / Mexican peso considering that the rest of the conditions remain the same, assumes a change of +/- 5% for 2025 and +/- 3% for 2024 in the peso / US dollar exchange rate.

This percentage was determined based on the volatility of the average exchange rate market over the past 12 months. The sensitivity analysis is based on financial instruments in foreign currency held by Grupo TMM on the reporting date.

If the Mexican peso had strengthened or weakened against the US dollar by 5% for 2025 and 3% for 2024,  this would have had the following impact on the monetary position:

	2025		2024
	5% increase in the exchange rate	5% decrease in the exchange rate	3% increase in the exchange rate	3% decrease in the exchange rate
Assets in US dollars	$207	$(207)	$1,124	$(1,124)
Liabilities in US dollars	(345)	345	(1,517)	1,517
	$(138)	$138	$(393)	$393

The exposure to exchange rates varies during each year, depending on the volume of overseas operations or in foreign currency; however, the above analysis is considered representative of Grupo TMM’s exposure to currency risk.

Interest rate risks

Grupo TMM’s exposure to the risk of changes in market interest rates is related principally to the long-term debt obligations at a variable interest rate.

Grupo TMM mainly contracts its loans in instruments with fixed rates; however, when the conditions of a variable rate loan are favorable, they are contracted under those conditions. As of December 31, 2025, the Company has $45.3 and $1,013.6 million pesos of debt contracted on fixed and variable rates, respectively. As of December 31, 2024, the debt contracted on fixed and variable rates was $126.9 and $350.1 million pesos, respectively.

Sensitivity analysis

The following table illustrates the sensitivity in profit or loss at December 31, 2025 and 2024 to a reasonably possible change in the interest rates of  +/-1%, these changes are considered to be reasonably possible based on the current market conditions.

The calculations are based on a variance in the average market interest rate for each period and the financial instruments on the reporting date that are sensitive to variances in the interest rates. The rest of the variables remain constant.

	2025		2024
	+1% Variance	-1% Variance	+1% Variance	-1% Variance
Income or loss for the year	$(359)	$359	$(139)	$139

The impact shown in the above sensitivity is considered the same both in the results of profit or loss and in stockholders’ equity.

Credit risk

Credit risk is managed on a group basis, based on the credit risk management policies and procedures of Company based on each operating segment.

Credit risk with respect to cash balances maintained in banks and sight deposits is managed through diversification of bank deposits that are only made with high credited financial institutions. For other receivables, other than trade accounts receivable and contractual assets, the balances are considered immaterial and whose risk of default is low.

The Company continuously monitors the creditworthiness of customers, based on its experience and customer profiles defined by Management. The Company’s policy is to deal only with creditworthy counterparties. Credit terms range between 30 and 90 days (except Pemex that handles credit terms of 180 days after billing date). Credit terms negotiated with customers are subject to an internal approval process that considers the experience and profile of the customer. Current credit risk is managed by a periodic review of the accounts receivable aging analysis, together with credit limits per customer.

For certain types of services and customers, it is required that they pay in advance the amount corresponding to the services, thus mitigating the credit risk.

Trade receivable from customers comprise a large number of clients across various industries and geographic areas in Mexico, except for the maritime operation segment where the number of clients is limited, which facilitates the monitoring of the risk conditions of those trade receivables.

Grupo TMM does not maintain any guarantee on its trade accounts receivable or any other financial assets.

Trade receivables

Grupo TMM applies the IFRS 9 simplified model of recognizing lifetime expected credit losses (ECL) for all trade receivables as these items do not have a significant financing component.

In measuring the expected credit losses, the trade receivables have been assessed on a collective basis as they possess shared credit risk characteristics. They have been grouped based on the days past due and also according to the geographical location of customers.

Expected credit loss rates are based on the sales payment profile as well as the corresponding historical credit losses during the last periods. Historical rates are adjusted to reflect current and future macroeconomic factors that affect the customer’s ability to liquidate the unpaid balance.

Trade receivables are written off when there is no reasonable expectation of recovery. Failure to make payments within 180 days from the invoice date and failure to engage with the Company on alternative payment arrangement amongst other is considered indicators of no reasonable expectation of recovery. However, industry and client’s practices could generate balances with more than 180 days of aging, for which conclusion is that those balances will be collected.

Pursuant to the foregoing, the expected credit loss for trade accounts receivable as of December 31, 2025 and 2024 was determined as follows:

	Trade accounts receivable days in arrears
	Current	More than 30 days	More than 60 days	More than 90 days	Total
As of December 31, 2025
Gross carrying value	$486,969	$8,300	$10,233	$176,326	$681,828

Single average ECL rate					2.60%
Expected credit losses during the lifetime					$17,728
Individual trade receivables impaired					123,514
Total ECL					$141,242

As of December 31, 2024
Gross carrying value	$466,671	$2,109	$79,388	$267,797	$815,965

Single average ECL rate					3.91%
Expected credit losses during the lifetime					$31,904
Individual trade receivables impaired					87,220
Total ECL					$119,124

Liquidity risk

Liquidity risk consists of Grupo TMM being unable to meet its obligations. The Company manages its liquidity needs by monitoring scheduled debt service payments for short- and long-term financial liabilities, as well as forecasting cash inflows and outflows in the business at least on a weekly basis. As of December 31, 2025, and 2024, 53% and 74%, respectively, of Grupo TMM’s financial liabilities are due within the next 12 months.

The Group’s objective is to maintain cash and short-term investments to meet its liquidity requirements for periods of at least 30 days. This objective was met for the reported periods. Financing for long-term liquidity requirements is additionally secured through an adequate amount of available lines of credit and through the ability to sell non-strategic assets.

As of December 31, 2025, and 2024, the financial liabilities and other liabilities of Grupo TMM had contractual maturities (including interest payments as applicable) and were summarized as follows:

	Current		Non-Current
	In 6 months	6 to 12 Months	1 to 4 years	More than 4 Years
As of December 31, 2025
Financial debt	$76,545	$85,484	$513,470	$383,409
Trade payables	316,025	-	-	-
Accounts payable and accrued expenses	-	390,332	-	-
Related parties	-	192,045	-	-
Leasing liabilities	2,173	2,331	17,984	23,717
	$394,743	$670,192	$531,454	$407,126
As of December 31, 2024
Financial debt	$52,202	$50,186	$114,163	$260,497
Trade payables	356,200	-	-	-
Accounts payable and accrued expenses	-	588,471	-	-
Related parties	-	172,409	-	-
Leasing liabilities	13,286	9,133	21,791	38,392
	$421,688	$820,199	$135,954	$298,889

The above amounts reflect the contractual cash flows without discount, which may differ from the values registered in the liabilities on the reporting date.